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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of SUPERVALU INC. on Form S-8 of our reports dated April 6, 1998, incorporated by reference in the Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 28, 1998.


                                           /s/ DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
February 23, 1999